FREMONT MUTUAL FUNDS, INC.

                        Supplement dated November 8, 2002
                                     to the
                        Prospectus dated August 20, 2002

FREMONT U.S. MICRO-CAP FUND

The Fremont U.S. Micro-Cap Fund (the "Fund") will close to new shareholder accounts at the close of business on November 13, 2002.

Shareholders who own shares of the Fund at the time of its closing may continue to purchase additional shares in their existing accounts. Financial advisors and institutions that have existing client assets in the Fund may add to their client accounts as well as open new accounts for other clients. Fund management may reopen or close the Fund to certain investors in the future.

Once the Fund is closed, shareholders that own other Fremont Funds may not exchange these shares into the Fremont U.S. Micro-Cap Fund unless they have an existing Fremont U.S. Micro-Cap Fund account.

MANAGEMENT CHANGE AT JARISLOWSKY FRASER LIMITED ("JFL"), SUB-ADVISOR TO THE FREMONT INTERNATIONAL GROWTH AND GLOBAL FUNDS

JFL's Investment Strategy Committee is now responsible for the portfolio management of the Fremont International Growth Fund and JFL's portion of the Fremont Global Fund.

The following replaces paragraphs two and three under the heading PORTFOLIO MANAGEMENT on page 5 of the prospectus:

JFL's Investment Strategy Committee is responsible for the portfolio management of the Fund. The Committee's members include: Stephen A. Jarislowsky; Len Racioppo, CFA; Michel C. Brutti, CFA; F. Joseph Sirdevan, CFA; D.S. (Kim) Kertland; Robert MacFarland, CFA; Kim White, CFA; and Jacques Nolin. The members of the Committee have an average of 20 years of investment experience.

The following replaces the two paragraphs regarding Jarislowsky Fraser Limited under the heading ABOUT THE Advisor on page 25 of the prospectus:

Jarislowsky Fraser Limited's ("JFL's") Investment Strategy Committee is responsible for managing JFL's portion of the Global Fund. The members of the Committee have an average of 20 years of investment experience. JFL, founded in 1955, manages global assets for institutional and high net worth clients.

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FREMONT NEW ERA VALUE FUND

Fremont Investment Advisors, Inc. has added two co-managers responsible for portfolio management of the Fund.

The following supplements the PORTFOLIO MANAGEMENT section on page 7 of the prospectus:

The Fremont New Era Value Fund is managed by Fremont Investment Advisors, Inc. The Fund is co-managed by Nancy Tengler, president and CEO, Noel DeDora, managing director and senior portfolio manager, and securities analysts Joseph Cuenco, CFA and Harshal Shah, CFA.

Mr. Cuenco joined the Advisor as a securities analyst in 2002. He was an equity analyst at Montgomery Asset Management for a portion of 2000 and 2001, an investment banking equity research associate for Dain Rauscher Wessles (now RBC Capital Markets) in 2000, and vice president at Bank of America from 1999 to 2000. Previously, he was employed for over 11 years as a financial analyst/examiner at the Federal Reserve Bank of San Francisco.

Mr. Shah joined the Advisor in 2001. He was previously employed as a senior equity analyst at Wells Capital Management from 1994 to 2000.